ASSIGNMENT AND ACCEPTANCE AGREEMENT

     THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Agreement") dated June 19, 1997, by and between BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) ("Assignor"), and WELLSFORD REAL PROPERTIES, INC. ("Assignee").

                             W I T N E S S E T H:

     WHEREAS, Assignor is a party to that certain Credit Agreement dated as of April 25, 1997 (as amended and in effect from time to time, the "Credit Agreement"), by and among Park Avenue Financing Company, LLC, a Delaware limited liability company, and PAMC Co-Manager Inc., a Delaware corporation (collectively the "Borrower"), The First National Bank of Boston (now known as BankBoston, N.A.), Assignee, the other banks which may become parties thereto from time to time (collectively, the "Banks"), The First National Bank of Boston (now known as BankBoston, N.A.), as Agent for the Banks (in such capacity, the "Agent"), and certain other parties; and

     WHEREAS, Assignor desires to transfer to Assignee a Commitment under the Credit Agreement and its rights under the Credit Agreement (i) with respect to the Commitment being assigned and (ii) its outstanding Loan with respect to the Commitment;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Definitions. Terms defined in the Credit Agreement and used herein without definition shall have the respective meanings assigned to such terms in the Credit Agreement.

     2.   Assignment.

          (a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by Assignee to Assignor pursuant to Paragraph 5 of this Agreement, effective as of the "Assignment Date" (as defined in Paragraph 7 below), Assignor hereby irrevocably sells, transfers and assigns to Assignee, without recourse a portion of its Note in the amount of $5,000,000.00 representing a $5,000,000.00 Commitment, a six and one-fourth percent (6.25%) Commitment Percentage and a six and one-fourth percent (6.25%) interest in and to all of the other rights and obligations under the Credit Agreement, the other Loan Documents and the Intercreditor Agreement dated as of April 25, 1997 among the Banks and Agent (the "Intercreditor Agreement") (the assigned interests being hereinafter referred to as the "Assigned Interests"), including without limitation, Assignor's share of the outstanding Loan under the Assigned Interests and the right to receive interest and principal on and all other fees and amounts with respect to, the Assigned Interests, all from and after the Assignment Date, all as if Assignee were an original Bank under and signatory to the Credit Agreement having a Commitment Percentage equal to such amount of the Assigned Interests.

          EDG Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of Assignor with respect to the Assigned Interests from and after the Assignment Date as if Assignee were an original Bank under and signatory to the Credit Agreement and the Intercreditor Agreement, which obligations shall include, but shall not be limited to, the obligation to indemnify the Agent as provided therein (such obligations, together with all other obligations set forth in the Credit Agreement, the other Loan Documents and the Intercreditor Agreement, are hereinafter collectively referred to as the "Assigned Obligations"). Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Interests.

     3.   Representations and Requests of Assignor.

          (a) Assignor represents and warrants to Assignee (i) that it is legally authorized to, and has full power and authority to, enter into this Agreement and perform its obligations under this Agreement; (ii) that as of the date hereof, before giving effect to the assignment contemplated hereby, the principal face amount of Assignor's Note is $60,000,000.00 and the aggregate principal balance of the Loan made by it equals $60,000,000.00; and
(iii) that it has forwarded to the Agent the Note held by Assignor. Assignor makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness or sufficiency of any Loan Document or any other instrument or document furnished pursuant thereto or in connection with the Loan, the collectibility of the Loan, the continued solvency of the Borrower, the Guarantor or any Additional Pledgor or the continued existence, sufficiency or value of the Collateral or any assets of the Borrower, the Guarantor or any Additional Pledgor which may be realized upon for the repayment of the Loan, or the performance or observance by the Borrower, the Guarantor, any Additional Pledgor or any other Person of any of their respective obligations under the Loan Documents to which it is a party or any other instrument or document delivered or executed pursuant thereto or in connection with the Loan; other than that it is the legal and beneficial owner of, or has the right to assign, the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

          (b) Assignor requests that the Agent obtain replacement notes for each of Assignor and Assignee as provided in the Credit Agreement.

     4. Representations of Assignee. Assignee makes and confirms to the Agent, Assignor and the other Banks all of the representations, warranties and covenants of a Bank under Article 13 and 17 of the Credit Agreement and in Paragraph 3 of the Intercreditor Agreement. Without limiting the foregoing, Assignee (a) represents and warrants that it is legally authorized to, and has full power and authority to, enter into this Agreement and perform its obligations under this Agreement; (b) confirms that it has received a copy of the Loan Documents and the Intercreditor Agreement, together with copies of the most recent financial statements delivered pursuant to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it has and will, independently and without reliance upon Assignor, any other Bank or the Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loan, the Loan Documents, the creditworthiness of the Borrower, the Guarantor and the Additional Pledgors and the value of the Collateral and other assets of the Borrower, the Guarantor and the Additional Pledgors and taking or not taking action under the Loan Documents and the Intercreditor Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents and the Intercreditor Agreement; (e) agrees that it will become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents and the Intercreditor Agreement are required to be performed by it as a Bank; and (f) represents and warrants that Assignee does not control, is not controlled by, is not under common control with and is otherwise free from influence or control by, the Borrower, the Guarantor, the Managing Member and the Additional Pledgors.

     5. Payments to Assignor. In consideration of the assignment made pursuant to Paragraph 1 of this Agreement, Assignee agrees to pay to Assignor on the Assignment Date, an amount equal to the aggregate principal amount outstanding of the Loan owing to Assignor, in connection with the Assigned Interests under the Credit Agreement and the other Loan Documents.

     6.   Intentionally Omitted.

     7.   Effectiveness.

          (a) The effective date for this Agreement shall be June 19, 1997 (the "Assignment Date"). Following the execution of this Agreement, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance and recording in the Register by the Agent.

          (b) Upon such acceptance and recording and from and after the Assignment Date, (i) Assignee shall be a party to the Credit Agreement and the Intercreditor Agreement and shall, to the extent of the Assigned Interests, have the rights and obligations of a Bank thereunder, and (ii) Assignor shall, with respect to the Assigned Interests, relinquish its rights and be released from its obligations under the Credit Agreement and the Intercreditor Agreement.

          (c) Upon such acceptance and recording and from and after the Assignment Date, the Agent shall make all payments in respect of the Assigned Interests accruing after the Assignment Date (including payments of principal, interest, fees and other amounts) to Assignee, and Agent is authorized to retain from the next payment of Borrower and pay to Assignor interest at the rate of twelve percent per annum as provided in the Credit Agreement with respect to the Assigned Interests for the period accruing prior to the Assignment Date.

     8. Notices. Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:

     Notice Address:     Wellsford Real Properties, Inc.
                         610 Fifth Avenue
                         7th Floor
                         New York, New York 10020
                         Attn:     Gregory Hughes
                         Fax: 212/333-2323

     9. Payment Instructions. All payments to Assignee under the Credit Agreement shall be made as provided in the Credit Agreement in accordance with the following instructions:

               Wellsford Real Properties, Inc.
               Chase Manhattan Bank, N.A.
               For the account of United States Trust Company of New York Account No. 920-1-073195
               In favor of:   Wellsford Real Properties, Inc. Operating
Account
                              69-7266-7

     10. Governing Law. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT FOR ALL PURPOSES AND TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     11. Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     12. Amendments. This Agreement may not be amended, modified or terminated except by an agreement in writing signed by Assignor and Assignee, and consented to by Agent.

     13. Successors. This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted by the terms of Credit Agreement and the Intercreditor Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, as of the date first above written.

ASSIGNOR:

BANKBOSTON, N.A.
(formerly known as The First National
Bank of Boston)


By:/s/ Jeffrey L. Warwick
   --------------------------------
     Title: Director


ASSIGNEE:

WELLSFORD REAL PROPERTIES, INC.


By:/s/ Gregory F. Hughes
   -------------------------------
     Title: CFO

                  [SEAL]

     The undersigned, as Agent, acknowledges receipt of the foregoing assignment and consents thereto (including, without limitation, such consents as may be required by Section 17.1(a), (e) or (f) under the Credit Agreement).

BANKBOSTON, N.A. (formerly
known as The First National Bank
of Boston), as Agent


By:/s/ Jeffrey L. Warwick
   -----------------------------------
     Title: Director

     The undersigned is a "Guarantor" and/or "Additional Pledgor" under one or more of the Loan Documents. The Loan Documents executed by the undersigned provide that the obligations of the undersigned extend to each other Note as may be issued under the Credit Agreement. Each of the undersigned executes the foregoing Agreement for the purpose of acknowledging that the Loan Documents to which each of the undersigned is a party extends to and is applicable to each new Note which is issued pursuant to the Credit Agreement in connection with the foregoing Agreement and with respect to any Commitment being retained by Assignor from and after such assignment.

GUARANTOR AND ADDITIONAL PLEDGOR:
------------------------------


/s/ Stanley Stahl
----------------------------------
STANLEY STAHL



ADDITIONAL PLEDGOR:


PAFC MANAGEMENT, INC., a Delaware
corporation


By:/s/ Stanley Stahl
   ----------------------------------
     Title:  Stanley Stahl, President

     [CORPORATE SEAL]